                         Independent Auditors' Consent


The Board of Directors and Stockholders of
The Sherwood Group, Inc.:


We consent to the use of our report dated July 31, 1995 incorporated by reference in Registration Statement No. 33-72790 on Form S-8 filed with the Securities and Exchange Commission on December 13, 1993.



                                              KPMG Peat Marwick LLP



August 17, 1995